Exhibit 10.15

CONFIDENTIAL TREATMENT GRANTED. *********** INDICATES OMITTED MATERIAL THAT HAS BEEN GRANTED CONFIDENTIAL TREATMENT BY THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT

Date of Amendment: October 27, 2009

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc. (f/k/a/ Morgan Stanley Capital International Inc.) (“MSCI”) and Barclays Global Investors, N.A. (“Licensee”), as previously amended. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the MSCI Emerging Markets Minimum Volatility Index, MSCI EAFE Minimum Volatility Index, MSCI All Country World Minimum Volatility Index and MSCI USA Minimum Volatility Index.

For the avoidance of doubt, the license fees set forth in the Agreement, as amended, shall apply with respect to all Funds based on the MSCI Emerging Markets Minimum Volatility Index, MSCI EAFE Minimum Volatility Index, MSCI All Country World Minimum Volatility Index and MSCI USA Minimum Volatility Index.

•	The *********** per Fund. The *********** per Fund.

2.	This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment will control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement or this Amendment.

3.	This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: Barclays Global Investors		MSCI Inc.

By	/s/ Greg Friedman	By	/s/ Paul Friedman

Name	Greg Friedman	Name	Paul Friedman
	(printed)		(printed)

Title	Managing Director	Title	Vice President

LICENSEE: Barclays Global Investors

By	/s/ Elaine Orr

Name	Elaine Orr
(printed)

Title	Principal